                                                                   EXHIBIT 10.48

                     AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                CREDIT AGREEMENT

     This Amendment No. 5 to Amended and Restated Credit Agreement ("Amendment") dated as of September 22, 2005 by and among the lenders signatories hereto ("Banks"), Comerica Bank as agent for the Banks (in such capacity, "Agent"), and North Pointe Holdings Corporation, a Michigan corporation ("Company").

                                    RECITALS

     A. Company and Banks entered into that certain Amended and Restated Credit Agreement dated as of January 26, 2004, as amended by four amendments ("Agreement").

     B. The parties desire to amend the Agreement.

     NOW, THEREFORE, the parties agree that the Agreement and the Term Notes are amended as follows:

     1. The following definitions in Section 1 of the Agreement are amended to read in their entireties as follows:

          " 'Change of Control' shall mean the occurrence of either:

          (A) (i) any person or group of persons (within the meaning of Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended), other than the Investors or any Affiliates of the Investors or a person approved in advance by the Majority Banks (a "Permitted Transferee"), shall have acquired beneficial ownership (within the meaning of such Rule 13d-3) of 25% or more of the equity interests of the Company generally having the right to vote through the acquisition of such equity interests from the Investors or any Affiliates of the Investors; and (ii) the Investors and any Affiliates of the Investors shall, collectively, cease to be the beneficial owners (within the meaning of such Rule 13d-3) of at least 25% or more of the equity interests of the Company generally having the right to vote by virtue of the sale or other transfer of equity interests to any Person which is not an Investor, an Affiliate of the Investors or a Permitted Transferee of the Investors; or

          (B) Company shall cease to own directly or indirectly, at least 100% of the common equity interests of its Subsidiaries.

          'Investor' shall mean any person or group of persons (within the meaning of Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934, as amended) who held beneficial ownership of at least 51% of the voting stock of the Company, or who was a director or employee of Company or its Subsidiaries on September 1, 2005, and any affiliate of any such person. "
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     2. Section 8.1(i) of the Agreement is amended to read in its entirety as follows:

          "(i) if a Change of Control shall occur;"

     3. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's powers, have been duly authorized, are not in contravention of law or the terms of the Company's Articles of Incorporation or Bylaws and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the representations and warranties of Company set forth in Sections 5.1 through 5.6 and 5.8 through 5.21 of the Agreement are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the representations and warranties of Company set forth in Section 5.7 of the Agreement are true and correct in all material respects as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 6.1 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

     4. This Amendment shall be effective upon (a) execution hereof by Company and Agent (for and on behalf of the Banks) and (b) execution by the Guarantors of a reaffirmation of Guaranty in the form attached hereto as Exhibit A.

     5. This Amendment may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

     6. Capitalized terms not defined herein shall have the meanings given to them in the Agreement.

     WITNESS the due execution hereof as of the day and year first above written.

COMERICA BANK, AS AGENT                 NORTH POINTE HOLDINGS CORPORATION


By: /s/ Michael P. Stapleton            By: /s/ Bradford T. Lyons
    ---------------------------------       ------------------------------------
    Michael P. Stapleton                Its: Senior V.P. Underwriting
Its: First Vice President

BANKS:                                  COMMERICA BANK


                                        By: /s/ Michael P. Stapleton
                                            ------------------------------------
                                        Its: F.V.P.


                                        FIFTH THIRD BANK


                                        By: /s/ John Bebb
                                            ------------------------------------
                                        Its: V.P.


                                        JPMORGAN CHASE BANK N.A.,
                                        SUCCESSOR BY MERGER TO BANK ONE N.A.


                                        By: /s/ Rick Ellis
                                            ------------------------------------
                                        Its: Senior Vice President
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                                    EXHIBIT A

     The undersigned previously executed and delivered to Comerica Bank, as Agent, a Guaranty dated January 26, 2004 ("Guaranty") with respect to the obligations and liabilities of North Pointe Holdings Corporation ("Borrower") to Comerica Bank, Fifth Third Bank and Bank One N.A. The undersigned acknowledge the foregoing amendment to the Amended and Restated Credit Agreement dated January 26, 2004 between Borrower, Comerica Bank as Agent and the lenders party to the Credit Agreement. The undersigned acknowledge and agree that the Guaranty remains in full force and effect in accordance with its terms and that the undersigned have no defense or setoff to their respective obligations under the Guaranty.

Dated: September 22, 2005               NORTH POINTE FINANCIAL SERVICES, INC.


                                        By: /s/ Bradford T. Lyons
                                            ------------------------------------
                                        Its: V.P.


                                        N.P. PREMIUM FINANCE COMPANY


                                        By: /s/ B. Matthew Petcoff
                                            ------------------------------------
                                        Its: Executive Vice President


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